NET LOSS PER SHARE	9 Months Ended
Sep. 30, 2015
NET LOSS PER SHARE [Abstract]
NET LOSS PER SHARE
NOTE 6:	NET LOSS PER SHARE

Basic net earnings (loss) per share are computed based on the weighted average number of Ordinary shares outstanding during each period. Diluted net earnings (loss) per share are computed based on the weighted average number of Ordinary shares outstanding during each period, plus dilutive potential Ordinary shares considered outstanding during the period, in accordance with ASC 260, "Earning per Share" ("ASC 260"). The total weighted average number of shares related to the outstanding options and RSUs excluded from the calculations of diluted net loss per share, as they would have been anti-dilutive for all periods presented, was 4,343,813 and 5,703,521 for the nine months ended September 30, 2015 and 2014, respectively.

All employee stock options and RSUs were anti-dilutive for the periods of nine months ended September 30, 2015 and 2014.